UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 21, 2019

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURE

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 19, 2019, Salem Media Group, Inc. (“Salem”) appointed Heather Grizzle to the Salem’s Board of Directors, effective March 19, 2019. Ms. Grizzle succeeds Roland Hinz who retired from his position as a board member on December 12, 2018. The Board of Directors appointed Ms. Grizzle to serve the remainder of Mr. Hinz’s term, which expires at the Salem’s 2019 Annual Meeting of Stockholders. Ms. Grizzle will stand for election to serve a full term on the Board of Directors at the 2019 Annual Meeting of Stockholders.

There is no arrangement or understanding between Ms. Grizzle and any other person pursuant to which Ms. Grizzle was selected as a director, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

Ms. Grizzle is expected to serve on the Board’s Nominating and Corporate Governance committee as well as any other committees that she is selected for and agrees to serve upon as determined by the Board at its next regularly scheduled meeting on May 8, 2019.

Salem shall compensate Ms. Grizzle for her service as a member of the Board in the same manner as provided for all of Salem’s non-employee Board members as disclosed in Salem’s proxy statement filed on March 29, 2018.

Ms. Grizzle is a founding partner of Causeway Strategies, a boutique consulting firm that helps individuals, organizations and corporations to communicate, connect and advance their objectives more effectively. Her background includes work in the White House and the U.S. House of Representatives, as well as corporate communications in New York and charity sector communications in London. She graduated cum laude with high honors in Economics from Harvard University, where she was Co-President of the Institute of Politics. Ms. Grizzle is Vice Chairperson of the Board of Trustees of Stewardship, and a member of the Boards of Innovations for Poverty Action, Alpha USA, KidsMatter, and CharityVest.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 21, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: March 21, 2019	By: /s/Christopher J. Henderson
Christopher J. Henderson
Executive Vice President, General Counsel and Secretary